Exhibit 99.1

 Investor PresentationSidoti & Company Fall 2018 ConferenceSeptember 27th, 2018

 2    Disclosures  Connection Proprietary & Confidential. Not for publication or redistribution © 2018 Connection All Rights Reserved.  Safe Harbor StatementUnder the Private Securities Litigation Reform Act of 1995: This presentation contains forward-looking statements that are subject to risks and uncertainties, including, but not limited to, the impact of changes in market demand and the overall level of economic activity and environment, or in the level of business investment in information technology products, competitive products and pricing, product availability and market acceptance, new products, fluctuations in operating results, and the ability of the Company to manage personnel levels in response to fluctuations in revenue, and other risks that could cause actual results to differ materially from those detailed under the caption “Risk Factors” in the Company’s Annual Report on Form 10‑K filed with the Securities and Exchange Commission for the year ended December 31, 2017. More specifically, the statements in this presentation concerning the Company’s outlook and other statements of a non-historical basis (including statements regarding the Company’s ability to grow revenues and increase market share) are forward-looking statements that involve certain risks and uncertainties. Such risks and uncertainties include the ability to realize market demand for and competitive pricing pressures on the products and services marketed by the Company, the continued acceptance of the Company's distribution channel by vendors and customers, continuation of key vendor and customer relationships and support programs, and the ability of the Company to hire and retain qualified sales representatives and other essential personnel. The Company assumes no obligation to update the information in this presentation or revise any forward–looking statements, whether as a result of any new information, future events, or otherwise.Non-GAAP Financial InformationAdjusted EBITDA is a non-GAAP financial measure. This information is included to provide information with respect to the Company’s operating performance and earnings. Non-GAAP measures are not a substitute for GAAP measures and should be considered together with the GAAP financial measures. Our non-GAAP financial measures may not be comparable to other similarly titled measures of other companies.

 Our Mission  As a leading Global Solutions Provider, we connect our customers with technology that:» Enhances growth » Elevates productivity » Empowers innovation  3    Connection Proprietary & Confidential. Not for publication or redistribution © 2018 Connection All Rights Reserved.

 4  Fortune 1000 Global Solutions Provider Founded 1982Employees 2,500Exchange NASDAQSymbol CNXNShares Outstanding 26.9 MillionNet Sales – 2017 $ 2.9 BillionCash Balance – 12/31/17 $ 50 MillionAdjusted EBITDA – 2017 $ 94.0 MillionEPS – 2017 $ 2.04Current Price – 9/20/18 $ 38.74Market Capitalization – 9/20/18 $ 1.035 Billion  Connection Proprietary & Confidential. Not for publication or redistribution © 2018 Connection All Rights Reserved.

 5  Go-to-Market StrategyServing All Segments and Specializing in Verticals  Connection Proprietary & Confidential. Not for publication or redistribution © 2018 Connection All Rights Reserved.

Your IT Partner for Strong Industry Partnerships

HPE NSP SLED Partner of the Year, 2017

Federal Enterprise Group Partner of the Year, 2015

Lenovo Platinum Data Center Partner, 2017

Microsoft Excellence in Operations Awards:
- Double Gold Level, 2017
- Gold Level, 2016 & 2015

RedHat Rising Star Partner of the Year, 2017

Dell EMC Healthcare Partner of the Year, 2016

Dell Partner of the Year, 2015

We allow you greater access to resources from a successful and proven expert team

HP MPS Best in Class Award, 2016

HP Partner in Excellence Award, 2013

Symantec Growth Partner of the Year, 2015

Adobe Reseller Partner of the Year, 2014

VMware Mid-Market Partner of the Year for Americas, 2014

Cisco U.S. Commercial Partner of the Year, 2013

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Connection Proprietary & Confidential. Not for publication or redistribution © 2018 Connection All Rights Reserved.

Connection

Solve Your Toughest IT Challenges
with Expertise You Can Count On

THE TEAM

2,500+
Employees

860+
Account managers

10 Years
Average tenure

540+
Engineering, services, and technical staff

THE EXPERTISE

44,000
Hours of training annually

2,500+
Professional certifications

Hundreds
of training hours per engineer every year

THE BUYING POWER

1,600+
Technology partners

300,000
IT products available

225,000+
Custom configurations completed every year and growing



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Connection

 8  Committed to Understanding Customer Needs  Social, mobile, new ways to work  Self-Driven  Outpace competitors, meet customers’ needs  Market Driven  Regulatory and industry specific demands  Governance Driven  Cloud, always on, real-time  Technology Driven  Connection Proprietary & Confidential. Not for publication or redistribution © 2018 Connection All Rights Reserved.

 9  Your IT Partner for Emerging Tech Players  Flash Storage to tackle explosive data growthHyper-converged Infrastructure for the modern data center, transformed  More Choices, More Options, More Relevance  Cloud Computing built for cloud power in private, public, and hybrid modelsAdvances in Security provide a comprehensive approach that safeguards against cyber crime and data breaches  Connection Proprietary & Confidential. Not for publication or redistribution © 2018 Connection All Rights Reserved.

 10  Optimize Your Entire Infrastructure with a Full Line of Professional Services  Connection Proprietary & Confidential. Not for publication or redistribution © 2018 Connection All Rights Reserved.

Your IT Partner

for Trusted, Proven Methodology

Execution Excellence Throughout the Entire Solution Lifecycle

Discern—Assess unique requirements for optimal efficiency and cost savings across the entire IT infrastructure

Design—Create flexible and tailored solutions for every business need

Deliver—Implement the right technologies for superior ongoing performance, measurable competitive advantage, and manage to maximize ROI throughout the entire IT lifecycle


DISCERN
DESIGN
DELIVER

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Connection Proprietary & Confidential. Not for publication or redistribution © 2018 Connection All Rights Reserved.

Connection

Customer-Focused Investments

Global Capabilities



Softmart Software Expertise



Launch of Network Operations Center



New World Class Custom Configuration & Distribution Facility


CERTIFIED
ISO
9001:2015
COMPANY

IL and PA Sales Team Expansion



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Connection Proprietary & Confidential. Not for publication or redistribution © 2018 Connection All Rights Reserved.

Connection

 13       Simplify the IT Procurement Process  Services Management Tool  We Have Unique and Valuable AssetsOrganizational Assets  Connection Proprietary & Confidential. Not for publication or redistribution © 2018 Connection All Rights Reserved.

Global IT Procurement Expertise

We Solve Global. We Connect the World.

- Partnered with the largest global resellers, System Integrators, and VARs around the world
- 25,000 certified IT professionals
- IT services in 174 countries
- Industry recognize global asset disposal services:
  - Built around very stringent IEEE, DoD, and EU standards



GLOBALSERVE

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Connection Proprietary & Confidential. Not for publication or redistribution © 2018 Connection All Rights Reserved.

Connection

 15    2002  Initial Public OfferingNASDAQ: PCCC(now CNXN)  Opened Ohio Distribution Centerand IntroducedEverything Overnight ®   2011  2010  2005   Founded  National Solutions Provider  CorporateIT Systems  1982  1984  2017  Launched Global Alliance with Bechtle  1990  Over 35 Years of Success and Innovation   Acquired Softmart & GlobalServe  Launched new brand name  2016  Forbes “Americas Most Trustworthy Companies”  2007 & 2008  MacConnectionEstablished  1998  AcquiredMoreDirect, Inc.Enterprise  Acquired Amherst Technologies(now Services and Solutions Division)  Acquired ValCom(now Services and Solutions Division)Achieved $2B in sales  AcquiredComteq Federal,now Public Sector SolutionsAchieved $1B in sales  1999  Celebrated 35 years  Pick, Pack & Ship  Value Added Reseller  IT Services & Solutions  2014  2000  450+ services, technical and engineering staff2,500+ Certifications  Connection Proprietary & Confidential. Not for publication or redistribution © 2018 Connection All Rights Reserved.

 16  Digital Transformation Data Center Modernization Workplace Transformation Security Transformation   Drivers of Growth  Connection Proprietary & Confidential. Not for publication or redistribution © 2018 Connection All Rights Reserved.

It All Adds Up
to Complete Support for the Complete IT Lifecycle

Enhance Growth
- Gain competitive advantage
- Utilize proven methodology
- Employ the right solutions
- Extract full value of investments

Elevate Productivity
- Modernize data centers
- Save time and money
- Increase agility
- Focus on needs of business

Empower Innovation
- Enable 360° improvement
- Deploy modern technologies
- Optimize IT operations
- Solve challenges for better ROI

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Connection Proprietary & Confidential. Not for publication or redistribution © 2018 Connection All Rights Reserved.
Connection

 18  8.0% CAGR – 8 Years  Consistent Revenue Growth 2009 – 2017 Net Sales  Connection Proprietary & Confidential. Not for publication or redistribution © 2018 Connection All Rights Reserved.  $ in millions

 19  9.5% CAGR – 8 Years  Improving Gross Margins2009 – 2017 Net Sales  Connection Proprietary & Confidential. Not for publication or redistribution © 2018 Connection All Rights Reserved.  $ in millions

 20  Earnings Per Share2010 – 2017 Net Sales  13.3% CAGR – 7 Years  Connection Proprietary & Confidential. Not for publication or redistribution © 2018 Connection All Rights Reserved.

 21  Diversified Sales by Segment2013 – 2017 Net Sales  Connection Proprietary & Confidential. Not for publication or redistribution © 2018 Connection All Rights Reserved.  $ in millions

 22  Consistent Revenue GrowthYTD Q2 2017 vs. YTD Q2 2018  7.0%     Old vs. Old    (6.3%)  Old vs. New  Old Standard  New Standard  $1,520,222  Connection Proprietary & Confidential. Not for publication or redistribution © 2018 Connection All Rights Reserved.  $ in thousands

 23  Old Standard  New Standard  13.1%  15.3%  Consistent Gross Margin GrowthYTD Q2 2017 vs. YTD Q2 2018  Connection Proprietary & Confidential. Not for publication or redistribution © 2018 Connection All Rights Reserved.

 24  Connection Proprietary & Confidential. Not for publication or redistribution © 2018 Connection All Rights Reserved.  Q2 YTD ‘18 operating cash flow of $41.5M vs. a use of ($9.8M) Q2 YTD ’17AR and AP and Accruals grew at 3% and 2%, respectivelyDebt-free169,462 shares repurchased as of Q2 YTD for $4.4MWeighted average cost of repurchases was $25.87  Balance Sheet and Cash Flow Highlights

 25  2017 Special Dividend  $ 9.1M ($.34 per share)  2016 Special Dividend  $ 9.0M ($.34 per share)  2015 Special Dividend  $10.6M ($.40 per share)  2014 Special Dividend  $10.5M ($.40 per share)  2013 Special Dividend  $10.5M ($.40 per share)  2012 Special Dividend  $10.1M ($.38 per share)  2011 Special Dividend  $10.6M ($.40 per share)  Share Repurchases 2011/2012  $11.6M (1.2 million shares)  Total cash used in transactions  $82.0M  Shareholder Transactions2011—2017  Connection Proprietary & Confidential. Not for publication or redistribution © 2018 Connection All Rights Reserved.

 26   Statements from August 2nd Q2 Earnings Call  Net Sales:" Consistent with industry trends, the IT market is estimated to grow at approximately 3% plus and our goal is to double this rate of growth""We expect Q3's new revenue standard adjustment to be similar to the $78 million adjustment that we saw in Q1"Gross Margin:"We expect our Q3 gross margins to be similar to our 2018 year-to-date levels"SG&A:"We expect SG&A as a percentage of revenue in Q3 to be similar to our 2018 year-to-date levels"Tax Rate:“We expect our rate for the year to be in the range of 27 to 29%"  Connection Proprietary & Confidential. Not for publication or redistribution © 2018 Connection All Rights Reserved.

Our Difference

Why Invest in Connection

- Recurring Revenue Stream
- Increasing Revenue and Profits
- Financial Stability
- Experienced Team
- Global Solutions Provider
- Large and Fragmented Market
- Technology Transformations



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Connection

 28  Thank you!  Connection Proprietary & Confidential. Not for publication or redistribution © 2018 Connection All Rights Reserved.

 29  Connection Proprietary & Confidential. Not for publication or redistribution © 2018 Connection All Rights Reserved.  Appendix

PC Connection, Inc. & Subsidiaries
Business Segments – Sales & Margin

RECONCILIATION OF CHANGES IN REVENUE STANDARD FOR SEGMENT NET SALES

(Unaudited, in thousands)

	Three Months Ended June 30,				Change As Presented		Change Previous Revenue Standard	
	2018			2017	Amount	Percent	Amount	Percent
Net sales	As Presented	Impact of New Revenue Standard	Previous Revenue Standard					
Business Solutions	$ 270,042	$ 41,260	$ 311,302	$ 296,420	$ (26,378)	(8.9%)	$ 14,882	5.0%
Enterprise Solutions	301,065	47,977	349,042	302,077	(1,012)	(0.3%)	46,965	15.5%
Public Sector Solutions	135,463	23,962	159,425	151,295	(15,832)	(10.5%)	8,130	5.4%
Total	$ 706,570	$ 113,199	$ 819,769	$ 749,792	$ (43,222)	(5.8%)	$ 69,977	9.3%

RECONCILIATION OF CHANGES IN REVENUE STANDARD FOR SEGMENT GROSS PROFITS

(Unaudited, in thousands)

	Three Months Ended June 30,				Change As Presented		Change Previous Revenue Standard	
	2018			2017	Amount	Percent	Amount	Percent
Gross profits	As Presented	Impact of New Revenue Standard	Previous Revenue Standard					
Business Solutions	$ 47,329	$ 784	$ 48,113	$ 46,277	$ 1,052	2.3%	$ 1,836	4.0%
Enterprise Solutions	43,256	618	43,874	37,107	6,149	16.6%	6,767	18.2%
Public Sector Solutions	16,883	-	16,883	16,286	597	3.7%	597	3.7%
Total	$ 107,468	$ 1,402	$ 108,870	$ 99,670	$ 7,798	7.8%	$ 9,200	9.2%

RECONCILIATION OF CHANGES IN REVENUE STANDARD FOR SEGMENT GROSS MARGINS

(Unaudited, in thousands)

	Three Months Ended June 30,				Change As Presented	Change Previous Revenue Standard
	2018			2017	Amount	Amount
Gross margins	As Presented	Impact of New Revenue Standard	Previous Revenue Standard			
Business Solutions	17.5%	(207)	15.5%	15.6%	191	(16)
Enterprise Solutions	14.4%	(180)	12.6%	12.3%	208	29
Public Sector Solutions	12.5%	(187)	10.6%	10.8%	170	(17)
Total	15.2%	(193)	13.3%	13.3%	192	(1)

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Connection Proprietary & Confidential. Not for publication or redistribution © 2018 Connection All Rights Reserved.
Connection

PC Connection, Inc. & Subsidiaries Income Statement

CONDENSED CONSOLIDATED STATEMENTS OF INCOME

	Three Months Ended June 30,		Six Month Ended June 30,	
(amounts in thousands, except per share data)	**2018**	**2017**	**2018**	**2017**
Net sales	$ 706,570	$ 749,792	$ 1,331,465	$ 1,420,386
Cost of sales	599,102	650,122	1,127,625	1,233,983
Gross profit	107,468	99,670	203,840	186,403
Selling, general and administrative expenses	82,521	77,230	163,421	152,511
Income from operations	24,947	22,440	40,419	33,892
Interest/other expense, net	182	9	298	28
Income tax provision	(6,903)	(8,864)	(11,191)	(12,903)
Net income	$ 18,226	$ 13,585	$ 29,526	$ 21,017
Earnings per common share:				
Basic	$ 0.68	$ 0.51	$ 1.10	$ 0.79
Diluted	$ 0.68	$ 0.51	$ 1.10	$ 0.78
Shares used in the computation of earnings per common share:				
Basic	26,686	26,761	26,760	26,729
Diluted	26,820	26,893	26,868	26,879

Note: Amounts are not restated and represent the amounts recognized under generally accepted accounting principles in place during the relevant reporting period.

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Connection Proprietary & Confidential. Not for publication or redistribution © 2018 Connection All Rights Reserved.
Connection

PC Connection, Inc. & Subsidiaries Adjusted EBITDA

EBITDA AND ADJUSTED EBITDA

(amounts in thousands)	LTM Ended June 30, (1)				Change As Presented	Change Previous Revenue Standard
	2018			2017	Percent	Percent
	As Presented	Impact of New Revenue Standard	Previous Revenue Standard			
Net income	$ 63,366	$ 422	$ 63,788	$ 47,607	33%	34%
Depreciation and amortization	12,858	-	12,858	11,359	13%	13%
Income tax expense	21,056	162	21,218	30,618	(31%)	(31%)
Interest expense	121	-	121	139	(13%)	(13%)
EBITDA	97,401	584	97,985	89,723	9%	9%
Special charges (2)	2,695	-	2,695	3,506	(23%)	(23%)
Stock-based compensation	822	-	822	788	4%	4%
Adjusted EBITDA	$ 100,918	$ 584	$ 101,502	$ 94,017	7%	8%

(1) LTM: Last twelve months

(2) Special charges in 2017 consist of a fourth quarter one-time bonus paid to all employees except executive officers as well as severance and relocation costs for our Softmart facility incurred in the second quarter 2017. Special charges in last twelve months of 2017 consist of our acquisition of Softmart, the rebranding of the Company, and duplicate costs incurred with the move of our Chicago-area facility.

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Connection Proprietary & Confidential. Not for publication or redistribution © 2018 Connection All Rights Reserved.

Connection

33  Connection Proprietary & Confidential. Not for publication or redistribution © 2018 Connection All Rights Reserved.  PC Connection, Inc. & Subsidiaries Balance Sheet  CONDENSED CONSOLIDATED BALANCE SHEETS                     June 30,     December 31,           2018    2017 (1)  (amounts in millions)                        ASSETS            Current Assets:            Cash and cash equivalents        $ 68.7      $ 50.0   Accounts receivable, net       464.0      449.7   Inventories, net       107.5      106.8   Prepaid expenses and other current assets       6.3      5.7   Income taxes receivable       0.9      3.9   Total current assets       647.4      616.1   Property and equipment, net       46.0      41.6   Goodwill       73.6      73.6   Other intangibles, net       10.3      11.0   Long-term accounts receivable       1.9      -   Other assets       1.8      5.6   Total Assets       $ 781.0      $ 747.9               LIABILITIES AND STOCKHOLDERS’ EQUITY            Current Liabilities:            Accounts payable       $ 200.9      $ 194.3   Accrued expenses and other liabilities      28.9    31.0  Accrued payroll      23.5    22.7  Total current liabilities      253.3    248.0  Deferred income taxes      16.1    15.7  Other liabilities      1.9    1.9  Total Liabilities      271.3    265.6  Stockholders’ Equity:            Common stock      0.3    0.3  Additional paid-in capital      115.2    114.2  Retained earnings      414.4    383.7  Treasury stock at cost      (20.2)    (15.9)  Total Stockholders’ Equity      509.7    482.3  Total Liabilities and Stockholders’ Equity       $ 781.0      $ 747.9               (1) Amounts are not restated and represent the amounts recognized under generally accepted accounting principles in place during that period.

 34  Connection Proprietary & Confidential. Not for publication or redistribution © 2018 Connection All Rights Reserved.  PC Connection, Inc. & Subsidiaries Cash Flow Trend

 35  Connection Proprietary & Confidential. Not for publication or redistribution © 2018 Connection All Rights Reserved.  PC Connection, Inc. & SubsidiariesOther Key Operating Metrics / Stock Repurchases  CONSOLIDATED SELECTED FINANCIAL INFORMATION UNDER PREVIOUS REVENUE RECOGNITION STANDARD                                  2018            2017    As Presented     Impact of NewRevenue Standard    Previous Revenue Standard      Inventory turns   26      5      31      22   Days sales outstanding   53      (6)     47      47      Held in Treasury         Shares  Dollars  Avg Price   December 31, 2017   1,856,107    $ 15,862,317    $ 8.55               Q1 2018 Purchases   116,241    $ 2,997,217    $ 25.78               March 31, 2018   1,972,348    $ 18,859,534    $ 9.56            Q2 2018 Purchases   53,221    $ 1,386,556    $ 26.05              Total Treasury Purchases as of June, 30, 2018   2,025,569   $ 20,246,090    $ 10.00